BIOLOGICAL ASSETS	6 Months Ended
Jun. 30, 2022
BIOLOGICAL ASSETS
Biological Assets

4. BIOLOGICAL ASSETS

The Company’s biological assets consist of cannabis plants throughout the growth cycle including propagation, vegetative and flowering stages. Cannabis plants cease being biological assets upon harvest when the fair value at time of harvest is transferred to harvested cannabis inventory. The Company has no biological assets with title restricted or pledged as collateral, and no significant commitments for development or acquisition of biological assets as at June 30, 2022.

The changes in the carrying value of biological assets are as follows:

Thousands of United States Dollars
Opening balance at December 31, 2021	$37
Changes in fair value less cost to sell due to biological transformation	46
Transferred to harvested cannabis inventory upon harvest	(69)
Ending balance at June 30, 2022	$14

The valuation of biological assets is based on an income approach (Level 3) in which the fair value at the point of harvesting is estimated based on selling prices less the costs to sell. For in-process biological assets (growing plants), the fair value at the point of harvest is adjusted based on the stage of growth at period-end. Harvested cannabis is transferred from biological assets at their fair value at harvest to harvested cannabis within inventory.

Significant inputs and assumptions used in determining the fair value of cannabis plants are as follows as at June 30, 2022:

Average selling price per gram of $0.10 – Represents estimated selling price of dried cannabis end products net of excise taxes, where applicable, for the period for all strains of cannabis, which is expected to approximate future selling prices. Increasing this amount results in an increase in fair value.

Weighted average yield of 21 gram per plant – Represents the weighted average number of grams of dried cannabis inventory expected to be harvested from each cannabis plant. Increasing this amount results in an increase in fair value.

Post-harvest cost per gram to complete production of $0.04 – Based on estimated future production costs incurred divided by estimated grams produced in the period. Increasing this amount results in a decrease in fair value.

Changes in the assumptions above of 10% would not have a significant impact on the fair value of biological assets as at June 30, 2022.

As at June 30, 2022, the weighted average fair value less cost to complete and cost to sell a gram of dried cannabis was $0.06 per gram. The Company’s biological assets produced 746 kilograms of dried cannabis in the six months ended June 30, 2022 and the Company expects the biological assets will yield 190 kilograms of cannabis when harvested. The weighted average stage of growth for the biological assets was 41%.